Exhibit 99.1

    Monolithic System Technology, Inc. Announces Second Quarter 2004 Results

     SUNNYVALE, Calif.--(BUSINESS WIRE)--August 4, 2004--Monolithic System Technology, Inc. (MoSys), (Nasdaq:MOSY) today reported financial results for its second quarter ended June 30, 2004.

     Financial Results

     Total net revenue in the quarter was $3.4 million, as compared to $4.5 million in the first quarter of 2004 and $4.5 million in the second quarter 2003.
     During the quarter, the company agreed to include the design and delivery of additional components as part of a contract, which led to a delay in the recognition of $600,000 of revenue that otherwise would have been recognized in the second quarter. This amount, along with the remaining value of the contract, will be realized upon completion, which is anticipated in the first half of 2005.
     License revenue in the quarter totaled $1.3 million, down from $3.0 million in the previous quarter and the $2.2 million in the second quarter of 2003.
     The company reported $1.4 million of royalty revenue in the quarter, the same amount as reported in the first quarter, and a decrease from the $1.8 million reported in the second quarter of 2003.
     Product revenue in the second quarter totaled $681,000. This compares to $162,000 recognized in the previous quarter and $515,000 reported in the second quarter of 2003.
     "Although the second quarter provided some unique challenges for MoSys, we continued to execute on our strategy to provide innovative SOC solutions for high-density memory applications to our customers," commented Dr. Fu-Chieh Hsu, President and CEO of MoSys. "During the quarter, we remained committed to growing our business even as we worked diligently to resolve our acquisition agreement challenge in a manner that was in the best interest of our shareholders."
     Net loss for the quarter under generally accepted accounting principles
(GAAP) was $4.1 million or ($0.13) loss per share. GAAP net loss includes $3.4 million ($3.2 million on a net tax basis) of expenses associated with the proposed Synopsys acquisition and subsequent litigation activities. The results for the quarter compare to GAAP net income of $500,000, or $0.02 per fully diluted share, in the same period last year. Excluding expenses associated with the proposed acquisition and subsequent litigation, pro forma net loss for the second quarter of 2004 was $871,000 or ($0.03) loss per share. A reconciliation of GAAP results to pro forma results has been provided in the financial statement tables following the text of this press release.
     Dr. Hsu further commented, "As we move forward, we remain confident that our technology provides valuable, cost-effective solutions for embedding large, high-performance, low-power memories into SOC designs. With our strong cash position and exceptional engineering talent, we are focused on executing our business plan and the strategies that we believe position MoSys to take advantage of the growth in the SOC market."

     Business Outlook

     MoSys' President and Chief Executive Officer, Dr. Fu-Chieh Hsu and Chief Financial Officer, Mark Voll will update their business outlook for the third quarter of 2004 during their earnings conference call at 2:15 P.M. PT on August 4, 2004.

     Second Quarter Financial Results Web cast/Conference Call

     The MoSys management team will host a live web cast and conference call to discuss second quarter 2004 financial results beginning at 2:15 P.M. (PT) on Wednesday, August 4, 2004. Investors and other interested parties may listen to the live web cast by visiting the investor relations' section of the MoSys Web site at http://www.mosys.com. A replay of the conference call will be available for 24 hours beginning at 5 P.M. PT. The replay number is 888-286-8010 with a pass code of 84828210. A web cast replay will also be available on the Company's Web site.

     About MoSys

     Founded in 1991, MoSys (Nasdaq:MOSY), develops, licenses and markets innovative memory technologies for semiconductors. MoSys' patented 1T-SRAM technologies offer a combination of high density, low power consumption, high speed and low cost unmatched by other available memory technologies. The single transistor bit cell used in 1T-SRAM memory results in the technology achieving much higher density than traditional four or six transistor SRAMs while using the same standard logic manufacturing processes. 1T-SRAM technologies also offer the familiar, refresh-free interface and high performance for random address access cycles associated with traditional SRAMs. In addition, these technologies can reduce operating power consumption by a factor of four compared with traditional SRAM technology, contributing to making them ideal for embedding large memories in System on Chip (SoC) designs. MoSys' licensees have shipped more than 65 million chips incorporating 1T-SRAM embedded memory technologies, demonstrating excellent manufacturability in a wide range of silicon processes and applications. MoSys is headquartered at 1020 Stewart Drive, Sunnyvale, California 94085. More information is available on MoSys' Web site at http://www.mosys.com.

     Forward-Looking Statements

     This press release may contain forward-looking statements about the Company including, without limitation, benefits and performance expected from use of the Company's 1T-SRAM technology.
     Forward-looking statements are based on certain assumptions and expectations of future events that are subject to risks and uncertainties. Actual results and trends may differ materially from historical results or those projected in any such forward-looking statements depending on a variety of factors. These factors include but are not limited to, customer acceptance of our 1T-SRAM technology, proving our technology in high-volume production of licensees' integrated circuits, the level of commercial success of licensees' products such as the Nintendo GAMECUBE and cell phone hand sets, ease of integration of our 1T-SRAM with other semiconductor functions, ease of manufacturing and yields of devices incorporating our 1T-SRAM, our ability to enhance the 1T-SRAM technology or develop new technologies, the level of intellectual property protection provided by our patents, the vigor and growth of markets served by our licensees and customers, and the impact of our acquisition of ATMOS Corporation , the termination of our merger agreement with Synopsys, Inc. and pending litigation on future operating results and operations of the Company and other risks identified in the Company's most recent annual report on Form 10-K filed with the Securities and Exchange Commission, as well as other reports that MoSys files from time to time with the Securities and Exchange Commission. MoSys undertakes no obligation to update publicly any forward-looking statement for any reason, except as required by law, even as new information becomes available or other events occur in the future.
     1T-SRAM(R) is a MoSys trademark registered in the U.S. Patent and Trademark Office. All other trade, product, or service names referenced in this release may be trademarks or registered trademarks of their respective holders.

     Non-GAAP Financial Measurements

     In addition to the GAAP results provided by this document, the Company has provided non-GAAP financial measurements that present net income (loss) and net income (loss) per share on a basis excluding non-recurring expenses associated with the Synopsys acquisition and subsequent litigation. Details of these excluded items are presented in the table below, which reconciles the GAAP results to non-GAAP financial measurements described in this press release. Also, this press release and the reconciliation from GAAP results to these and other additional non-GAAP financial measurements that may be discussed in the Q2 2004 earnings conference call can be found on the Company's Web site at http://www.mosys.com.


                       MONOLITHIC SYSTEM TECHNOLOGY, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (In thousands, except per share amounts)

                         Three Months Ended       Six Months Ended
                              June 30,                June 30,
                          2004        2003        2004        2003
                       ----------- ----------- ----------- -----------
                       (unaudited) (unaudited) (unaudited) (unaudited)
Net Revenue
  Product                    $681        $515        $843      $1,059
  Licensing                 1,310       2,196       4,298       6,709
  Royalty                   1,415       1,759       2,768       4,615
                       ----------- ----------- ----------- -----------
    Total                   3,406       4,470       7,909      12,383
                       ----------- ----------- ----------- -----------

Cost of Net Revenue
  Product                     394         291         544         698
  Licensing                   483         341         858         956
                       ----------- ----------- ----------- -----------
    Total                     877         632       1,402       1,654
                       ----------- ----------- ----------- -----------
Gross Profit                2,529       3,838       6,507      10,729
                       ----------- ----------- ----------- -----------

Operating Expenses:
  Research and
   development              1,955       2,168       4,161       4,413
  Selling, general and
   administrative           5,250       1,592       8,008       3,262
  Stock-based
   compensation
   expense                     26         105          52         231
                       ----------- ----------- ----------- -----------
    Total operating
     expenses               7,231       3,865      12,221       7,906
                       ----------- ----------- ----------- -----------

  Income (loss) from
   operations              (4,702)        (27)     (5,714)      2,823
  Interest and other
   income                     269         652         630       1,142
                       ----------- ----------- ----------- -----------

  Income (loss) before
   income taxes            (4,433)        625      (5,084)      3,965
  Benefit (provision)
   for income taxes           378        (125)        508        (793)
                       ----------- ----------- ----------- -----------

Net Income (Loss)         $(4,055)       $500     $(4,576)     $3,172
                       =========== =========== =========== ===========

Net Income (Loss) Per
 Share
  Basic                    ($0.13)      $0.02      ($0.15)      $0.10
                       =========== =========== =========== ===========
  Diluted                  ($0.13)      $0.02      ($0.15)      $0.10
                       =========== =========== =========== ===========


Shares Used in
 Computing Net Income
 (Loss) Per Share
    Basic                  30,786      30,395      30,816      30,349
    Diluted                30,786      30,848      30,816      30,693


                   Non-GAAP Financial Measurements

   In addition to the GAAP results provided by this document, the Company has provided non-GAAP financial measurements that present net income (loss) and net income (loss) per share on a basis excluding non- recurring expenses associated with the Synopsys acquisition and subsequent litigation. Details of these excluded items are presented in the table below, which reconciles the GAAP results to non-GAAP financial measurements described in this press release. Also, this press release and the reconciliation from GAAP results to these and other additional non-GAAP financial measurements that may be discussed in the Q2 2004 earnings conference call can be found on the Company's Web site at www.mosys.com.



                       MONOLITHIC SYSTEM TECHNOLOGY, INC.
      RECONCILIATION OF GAAP TO PRO FORMA NON-GAAP CONSOLIDATED NET INCOME
                                     (LOSS)
                                 (In thousands)

                         Three Months Ended       Six Months Ended
                              June 30,                June 30,
                          2004        2003        2004        2003
                       ----------- ----------- ----------- -----------
                       (unaudited) (unaudited) (unaudited) (unaudited)

Net Income (Loss)
 (GAAP)                   $(4,055)       $500     $(4,576)     $3,172
  Adjustments:
  Expenses associated
   with Synopsys
   acquisition and
   litigation               3,184          --       3,895          --
                       ----------- ----------- ----------- -----------
Net Income (Loss)
 (Pro Forma Non-GAAP)       $(871)       $500       $(681)     $3,172
                       =========== =========== =========== ===========



                       MONOLITHIC SYSTEM TECHNOLOGY, INC.
       PRO FORMA NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (In thousands, except per share amounts)

                         Three Months Ended       Six Months Ended
                              June 30,                June 30,
                          2004        2003        2004        2003
                       ----------- ----------- ----------- -----------
                       (unaudited) (unaudited) (unaudited) (unaudited)
Net Revenue
  Product                    $681        $515        $843      $1,059
  Licensing                 1,310       2,196       4,298       6,709
  Royalty                   1,415       1,759       2,768       4,615
                       ----------- ----------- ----------- -----------
    Total                   3,406       4,470       7,909      12,383
                       ----------- ----------- ----------- -----------

Cost of Net Revenue
  Product                     394         291         544         698
  Licensing                   483         341         858         956
                       ----------- ----------- ----------- -----------
    Total                     877         632       1,402       1,654
                       ----------- ----------- ----------- -----------
Gross Profit                2,529       3,838       6,507      10,729
                       ----------- ----------- ----------- -----------

Operating Expenses:
  Research and
   development              1,955       2,168       4,161       4,413
  Selling, general and
   administrative           1,811       1,592       3,681       3,262
  Stock-based
   compensation expense        26         105          52         231
                       ----------- ----------- ----------- -----------
    Total operating
     expenses               3,792       3,865       7,894       7,906
                       ----------- ----------- ----------- -----------

  Pro Forma Income
   (loss) from
   operations              (1,263)        (27)     (1,387)      2,823
  Interest and other
   income                     269         652         630       1,142
                       ----------- ----------- ----------- -----------

  Pro Forma Income
   before income taxes       (994)        625        (757)      3,965
  Provision for income
   taxes                      123        (125)         76        (793)
                       ----------- ----------- ----------- -----------

Pro Forma Net Income
 (Loss)                     $(871)       $500       $(681)     $3,172
                       =========== =========== =========== ===========

Pro Forma Net Income
 (Loss) Per Share
  Basic                    ($0.03)      $0.02      ($0.02)      $0.10
                       =========== =========== =========== ===========
  Diluted                  ($0.03)      $0.02      ($0.02)      $0.10
                       =========== =========== =========== ===========


Shares Used in
 Computing Pro Forma
 Net Income (Loss) Per
 Share
    Basic                  30,786      30,395      30,816      30,349
    Diluted                30,786      30,848      30,816      30,693



                       MONOLITHIC SYSTEM TECHNOLOGY, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)

                                                    June     December
                                                     30,        31,
                                                    2004       2003
                                                 ----------- ---------
                                                 (unaudited) (audited)
Assets
Current Assets
  Cash, cash equivalents and short-term
   investments                                      $64,494   $41,365
  Accounts receivable -- net                          1,270     1,027
  Unbilled contract receivable                        1,263     1,106
  Inventories -- net                                     88       474
  Prepaid expenses and other assets                   2,819     3,822
                                                 ----------- ---------
    Total Current Assets                             69,934    47,794

  Long-term investments                              23,517    44,462
  Property and equipment -- net                       1,223     1,796
  Goodwill                                           12,326    12,326
  Other Assets                                          538       514
                                                 ----------- ---------
    Total Assets                                    107,538   106,892
                                                 =========== =========


Liabilities and Stockholders' Equity:
Current Liabilities:
  Accounts payable                                   $1,410      $116
  Accrued expenses and other liabilities              3,823     2,733
  Deferred revenue                                      290       506
  Current portion of capital lease obligations           10        13
                                                 ----------- ---------
  Total Current Liabilities                           5,533     3,368

  Long term portion of capital lease
   obligations                                            8        13

  Common stock and additional paid in capital       102,518    99,456
  Retained earnings (Accumulated deficit)              (521)    4,055
                                                 ----------- ---------
Total Stockholders' Equity                          101,997   103,511
                                                 ----------- ---------

  Total Liability and Stockholders' Equity         $107,538  $106,892
                                                 =========== =========


     CONTACT: MoSys, Sunnyvale
              Mark Voll,408-731-1800
              or
              Shelton IR
              Beverly Twing, 972-239-5119 x126
              btwing@sheltongroup.com